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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2007



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-33366                     20-5913059
 (State or other            (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation or
  organization)

             700 Milam Street
                 Suite 800
              Houston, Texas                                77002
  (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition.

         On November 6, 2007, Cheniere Energy Partners, L.P. (the "Partnership") issued a press release announcing the Partnership's results of operations for the third quarter ended September 30, 2007. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

         The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated November 6, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHENIERE ENERGY PARTNERS, L.P.

                                         By:   CHENIERE ENERGY PARTNERS GP, LLC,
                                               its general partner


Date:  November ____, 2007                 By:    /s/ Don A. Turkleson
                                                  ------------------------------
                                           Name:  Don A. Turkleson
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

99.1              Press Release, dated November 6, 2007.